SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                October 15, 1996
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                             GREENTREE SOFTWARE, INC
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

           0-12094                                    13-2897997
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      (Commission File Number)                      (IRS Employer
                                                  Identification No.)

            2801 Fruitville Road, Suite 180, Sarasota, Florida 34237
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (941) 954-2210
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        Item 5.  Other Events.
                 ------------

        On October 15, 1996, the Registrant announced that it is currently engaged in an effort to raise up to $1.25 million through a private offering of its common shares and convertible debt. The private offering is described in the Registrant's press release dated October 15, 1996, a copy of which is filed as
Exhibit 1 to this Report.

        Item 7.  Financial Statements and Exhibits.
                 ---------------------------------
        (c)    Exhibits.

        Exhibit 1 Press Release dated October 15, 1996.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          GREENTREE SOFTWARE, INC.


                          By: /s/ Jeffrey B. Pinkerton
                              ----------------------------------------
                          Name: Jeffrey B. Pinkerton
                                --------------------------------------
                          Title: President and Chief Financial Officer
                                 -------------------------------------

Dated:  October 15, 1996